SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            -----------------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 14, 2008

                       U.S. HELICOPTER CORPORATION (Exact
                   Name of Registrant as Specified in Charter)

           Delaware                       001-32580             27-0096927
--------------------------------        --------------      -------------------
(State or Other Jurisdiction of          (Commission          (IRS Employer
Incorporation or Organization)           File Number)       Identification No.)

  6 East River Piers, Suite 216, Downtown Manhattan Heliport, New York, NY
                                                                           10004
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           (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (212) 248-2002
                                                           --------------

                                 Not Applicable
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 14, 2008, U.S. Helicopter Corporation ("we") entered into a Securities Purchase Agreement (the "SPA") with YA Global Investments, L.P., formerly known as Cornell Capital Partners, L.P. ("YA") pursuant to which we issued secured debentures in the principal amount of $608,000 (the "March 2008 Debenture"). The March 2008 Debenture is repayable on the earlier of (a) the closing date of the next financing to be completed by us, or (b) June 30, 2008, and accrues interest at 18% per year payable in cash. We plan to use the proceeds received in this financing for working capital.


In connection with the March 2008 Debenture, we entered into an amended security agreement with YA pursuant to which we continued the security interest of YA in all our assets which we granted in connection with debentures issued by us to YA in August 2004.

Commissions to YA in connection with this transaction included monitoring, structuring and legal fees in the total amount of $30,000.

The purpose of the March 2008 Debenture financing was to provide working capital to us pending completion of a larger financing. We have been seeking $20.0 million of long term equity financing during the past several months. We are also in the process of seeking additional bridge financing of up to $1.9 million. We have met with a number of strategic investors who have experience in long term aviation finance. We believe that we will conclude such a financing on or before July 31, 2008. We cannot provide assurance, however, that we will be successful in obtaining the required short-term bridge financing or long-term equity financing that we are seeking on a timely basis or at all.

Issuance of the securities sold was exempt from registration pursuant to Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act. The securities were sold to accredited investors in private transactions without the use of any form of general solicitation or advertising. The underlying securities are "restricted securities" subject to applicable limitations on resale.

ITEM 2.03.   CREATION OF A DIRECT FINANCIAL OBLIGATION.

See Item 1.01 above.




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

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS (d) EXHIBITS


10.89    Securities Purchase Agreement dated March 14, 2008 between U.S. Helicopter          (1)
         Corporation and YA Global Investments, L.P. (Exhibits and Schedules Omitted)

10.90    Secured Convertible Debenture dated March 14, 2008 in the principal amount of       (1)
         $608,000

10.91    Amendment No. 3 to Amended & Restated Security Agreement dated March 14, 2008       (1)
         between U.S. Helicopter Corporation and YA Global Investments, L.P.

(1)      Exhibit filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 19, 2008


                                           U.S. HELICOPTER CORPORATION
                                           (Registrant)



                                           By:        /S/ GEORGE J. MEHM, JR.
                                                    ----------------------------
                                                    George J. Mehm, Jr.
                                                    Sr. Vice President and
                                                    Chief Financial Officer